UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2019

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)    Departure of Certain Officers; Appointment of Certain Officers

On December 5, 2019, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) announced that the company’s Board of Directors has appointed Aparna Ramesh, age 45, to serve as Farmer Mac’s Executive Vice President - Chief Financial Officer and Treasurer effective January 6, 2020, at which time she will replace Gregory N. Ramsey in his role as Farmer Mac’s interim principal financial officer. Mr. Ramsey will continue to serve as Farmer Mac’s Vice President - Controller and principal accounting officer once Ms. Ramesh assumes her new role.

There are no arrangements or understandings between Ms. Ramesh and any other persons pursuant to which she was selected to serve as Farmer Mac’s Executive Vice President - Chief Financial Officer and Treasurer. There are also no family relationships between Ms. Ramesh and any director or executive officer of Farmer Mac, and Ms. Ramesh has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. A description of Ms. Ramesh’s compensation arrangement with Farmer Mac is set forth under Item 5.02(e) of this report.

Before being appointed as an executive officer of Farmer Mac, Ms. Ramesh has been employed by the Federal Reserve Bank of Boston (“Boston Fed”) in various capacities since 2007 - most recently as Senior Vice President & Chief Financial Officer since 2015. In that role, Ms. Ramesh has led efforts to make the finance function more proactive and strategic, with a focus on incorporating new technologies and data analytics. She has also recently served as the Chief Administrative Officer and member of the management committee for the upcoming FedNow℠ real-time payment and settlement service. In her other roles at the Boston Fed, Ms. Ramesh worked in senior-level positions in financial planning and corporate strategy before joining the National Finance Group, in which members of all 12 regional Federal Reserve Banks come together to work on significant issues such as spending stewardship and prioritization of the most critical initiatives confronting the Fed System. She served as the Boston Fed’s Director of Financial Planning and Analysis from 2007-2009, Director of Corporate Strategy and Planning from 2009-2010, and Vice President of the Financial Support Office from 2010-2015. In 2017, Ms. Ramesh was one of 22 executives globally to be selected for the Aspen Institute Finance Leaders Fellowship for enlightened leadership in finance and society-at-large. She is also a graduate of the America’s Community Bankers National School of Banking.

Before joining the Boston Fed, Ms. Ramesh spent ten years in commercial banking at M&T Bank from 1998-2000 and Cambridge Savings Bank from 2000-2007. During Ms. Ramesh’s tenure at Cambridge Savings Bank, she served first as Assistant Treasurer and then as Assistant Vice President of Finance and led a team that improved regulatory risk ratings, created new asset-liability management strategies and profitability/pricing mechanisms, and improved the bank’s margins. Ms. Ramesh joined M&T Bank’s training program in 1998 upon completion of a graduate program and rotated through various departments of the bank before focusing on Finance and Treasury, where she worked on asset-liability management, balance sheet hedging, and interest rate risk. Ms. Ramesh earned an M.B.A. degree from the Massachusetts Institute of Technology, Sloan School of Management; a Master’s degree in Finance from the Rochester Institute of Technology; and Master’s degrees in Economics and Management Science from the Birla Institute of Technology and Science in India.

On December 5, 2019, Farmer Mac issued a press release to announce the appointment of Ms. Ramesh as the Executive Vice President - Chief Financial Officer and Treasurer of Farmer Mac. A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

(e)    Compensatory Arrangements of Certain Officers

As Farmer Mac’s Executive Vice President - Chief Financial Officer and Treasurer, Ms. Ramesh’s starting base salary will be $500,000 per year. Ms. Ramesh’s target short-term incentive compensation for 2020 is $200,000 (40% of base salary), which will be prorated to reflect the actual number of days that Ms. Ramesh is employed by Farmer Mac during 2020 and will be paid in early 2021. Ms. Ramesh will also be considered for grants of equity-based, long-term incentive compensation in early 2020 at the same time that those grants are considered for Farmer Mac’s other executive officers. The target value for those grants to Ms. Ramesh will be $300,000 under the methodology prescribed in Farmer Mac’s policy related to grants of equity-based compensation, subject to similar terms and conditions as will apply to similar 2020 annual long-term incentive grants made to the other executive officers of Farmer Mac.

Ms. Ramesh will receive a one-time, sign-on cash bonus of a gross amount that will result in a net-of-tax payment of $100,000, which will be payable on January 31, 2020 and subject to a “clawback” of the full gross amount of the bonus if Ms. Ramesh’s employment with Farmer Mac ends for any reason during her first 12 months of employment. Ms. Ramesh will also be eligible to participate in the welfare benefit plans and programs, incentive, savings, and retirement compensation programs, and other employee benefits generally available to other executive officers of Farmer Mac, including paid parking in the parking garage associated with Farmer Mac’s headquarters building and participation in Farmer Mac’s nonqualified deferred compensation plan and Farmer Mac’s amended and restated executive severance plan.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

99	Press Release, dated December 05, 2019
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation
101.DEF	Inline XBRL Taxonomy Extension Definition
101.LAB	Inline XBRL Taxonomy Extension Label
101.PRE	Inline XBRL Taxonomy Extension Presentation
104
Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: December 05, 2019